THE GABELLI ABC FUND

                              FIRST QUARTER REPORT
                                 MARCH 31, 2001


                       [GRAPHIC OF 4 STARS APPEARS HERE]


   MORNINGSTAR RATED[TRADEMARK] GABELLI ABC FUND 4 STARS OVERALL AND FOR THE FIVE-YEAR PERIOD ENDED 3/31/01 AMONG 2653 DOMESTIC EQUITY FUNDS, AND THE FUND
    WAS RATED FIVE STARS FOR THE THREE-YEAR PERIOD ENDED 03/31/01 AMONG 4298
                      DOMESTIC EQUITY FUNDS, RESPECTIVELY.


"GIVE A MAN A FISH AND YOU FEED HIM FOR A DAY.

TEACH HIM HOW TO ARBITRAGE AND YOU FEED HIM FOREVER."

       - Warren Buffett



                          [BOOK GRAPHIC APPEARS HERE]


                               "THE TURTLE WINS"

TO OUR SHAREHOLDERS,

    Our mandate is to preserve and enhance shareholder assets in good markets and bad. We were able to achieve this goal in the first quarter of 2001, arguably the most difficult investment environment we have faced since the Gabelli ABC Fund's (the "Fund") inception. Our large position in short-term U.S. Treasury securities and solid returns from our risk arbitrage investments helped overcome declines in the equity portion of the portfolio.


                    [GABELLI TRIANGLE GRAPHIC APPEARS HERE]


INVESTMENT PERFORMANCE

    For the first quarter ended March 31, 2001, the Fund's total return was 0.74%. The Standard & Poor's ("S&P") 500 Index declined 11.85% and the
Lipper U.S. Treasury Money Market Average rose 1.22% over the same period. The S&P 500 Index is an unmanaged indicator of stock market performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. The Fund was up 9.02% for the trailing twelve-month period. The S&P 500 Index declined 21.67% and the Lipper U.S. Treasury Money Market Average rose 5.47% over the same twelve-month period.

    For the two-year period ended March 31, 2001, the Fund's total return averaged 9.98% annually. Over the same two-year period, the S&P 500 Index declined 3.88% annually, while the Lipper U.S. Treasury Money Market Average rose 4.98% annually. For the five-year period ended March 31, 2001, the

INVESTMENT RESULTS (a)
--------------------------------------------------------------------------------

                                                             Quarter
                                          ---------------------------------------------
                                           1st          2nd          3rd           4th          Year
                                          -----       ------       ------        ------        -----
2001:    Net Asset Value.............     $9.52          --            --           --            --
         Total Return................      0.7%          --            --           --            --
---------------------------------------------------------------------------------------------------------
2000:    Net Asset Value.............     $9.67       $9.89        $10.17        $9.45         $9.45
         Total Return................      2.4%        2.3%          2.8%         2.9%         10.9%
---------------------------------------------------------------------------------------------------------
1999:    Net Asset Value.............     $9.65      $10.20        $10.21        $9.44         $9.44
         Total Return................      0.6%        5.7%          0.1%         2.4%          9.0%
---------------------------------------------------------------------------------------------------------
1998:    Net Asset Value.............    $10.64      $10.68        $10.16        $9.59         $9.59
         Total Return................      4.0%        0.4%         (4.9)%       11.9%         11.1%
---------------------------------------------------------------------------------------------------------
1997:    Net Asset Value.............     $9.98      $10.45        $10.74       $10.23        $10.23
         Total Return................      1.4%        4.7%          2.8%         3.3%         12.8%
---------------------------------------------------------------------------------------------------------
1996:    Net Asset Value.............    $10.10      $10.16         $9.77        $9.84         $9.84
         Total Return................      4.1%        0.6%          0.8%         2.2%          7.8%
---------------------------------------------------------------------------------------------------------
1995:    Net Asset Value.............     $9.94      $10.14        $10.41        $9.71         $9.71
         Total Return................      3.9%        2.0%          2.7%         2.2%         11.2%
---------------------------------------------------------------------------------------------------------
1994:    Net Asset Value.............    $10.12      $10.11        $10.42        $9.57         $9.57
         Total Return................      0.9%       (0.1)%         3.1%         0.6%          4.5%
---------------------------------------------------------------------------------------------------------
1993:    Net Asset Value.............        --      $10.10        $10.63       $10.03        $10.03
         Total Return................        --        1.0%(b)       5.2%         2.6%          9.1%(b)
---------------------------------------------------------------------------------------------------------


                  Average Annual Returns - March 31, 2001 (a)
                -----------------------------------------------
                1 Year.............................       9.02%
                5 Year.............................       9.59%
                Life of Fund (b)...................       9.76%



                           Dividend History
-----------------------------------------------------------------------
Payment (ex) Date           Rate Per Share          Reinvestment  Price
-----------------------------------------------------------------------
December 27, 2000           $1.010                  $  9.41
December 27, 1999           $1.000                  $  9.32
December 28, 1998           $1.763                  $  9.50
December 29, 1997           $0.860                  $ 10.17
December 27, 1996           $0.146                  $  9.83
September 30, 1996          $0.470                  $  9.77
December 28, 1995           $0.930                  $  9.71
December 28, 1994           $0.910                  $  9.52
December 31, 1993           $0.880                   $10.03


(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on May 14, 1993.
--------------------------------------------------------------------------------


Fund's total return averaged 9.59% annually versus average annual total returns of 14.18% and 4.82% for the S&P 500 Index and Lipper U.S. Treasury Money Market Average, respectively. Since inception on May 14, 1993 through March 31, 2001, the Fund had a cumulative total return of 108.48%, which equates to an average annual total return of 9.76%.

COMMENTARY

    Our performance remains steady, albeit below our goals, and in contrast to the overall market during the first quarter. Our investment in risk arbitrage situations underscores our conviction in our ability to provide risk-adjusted returns not correlated to the overall market. Even though an easing economy and tumbling stock market have slowed the pace of corporate takeovers over the last few months, there were still a number of transactions announced during the first quarter.

    The recent market turmoil has caused a shift in Mergers & Acquisitions ("M&A") activity. The most noticeable shift has been in the once red-hot technology sector, which began to cool midway through last year. Other "Old Economy" sectors such as financial services and energy continue to see activity. The market is also ripe for more "hostiles" and "overbids." We expect corporations to continue to announce cross-border purchases, as global markets become increasingly intertwined and seek to broaden a global presence in their respective industries. We are confident about the prospects for our investment discipline. We will strive to provide our partners with risk-adjusted returns, non-correlated to the overall market. It is important to note that we will continue to use prudent judgment when it comes to deploying and diversifying the capital you have entrusted to us. We recognize, as always, that capital preservation is as important as capital appreciation.



                             [GRAPHIC APPEARS HERE]

    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                               U.S. Deal Activity
                             1991               135
                             1992               150
                             1993               234
                             1994               340
                             1995               511
                             1996               652
                             1997               919
                             1998              1620
                             1999              1745
                             2000              1833

ADDITIONAL CATALYSTS

    Currently, the Financial Accounting Standards Board ("FASB") is in the process of substantially altering APB 17, which is an accounting rule that focuses on the amortization of goodwill. Under the original APB 17, when a company makes an acquisition under the purchase method of accounting, the excess of cost over the fair value of the net assets acquired is recorded as goodwill and put on the balance sheet. The goodwill is then amortized over a period of no longer than 40 years -- impacting reported earnings. Under the new proposal by the FASB (which is still being drafted by the FASB), goodwill would still be recognized and placed on the balance sheet, but it would no longer be amortized over 40 years. Instead, goodwill would be reviewed for impairment and periodically written down when necessary. Simply stated, using purchase accounting will no longer be a deterrent to transactions. This should fuel the propensity for deal activity.

    An added element spurring on M&A activity is the change in the Hart-Scott-Rodino (HSR) Act. HSR was enacted to provide the public with adequate visibility to a corporate transaction. Previously, any stock purchase larger than $15 million required a notice filing under HSR. Effective February 1, 2001, this "bar" has been raised to $50 million -- permitting more "involuntary" deals to take place. Our portfolio is full of small companies trading at discounts to Private Market Value, defined as the price an informed industrialist would be willing to pay for the company's assets. We expect takeover lightning to hit more of these small cap portfolio holdings in the year ahead.

    Finally, banking company regulations are also in transition. One element affecting their reported earnings are new accounting rules which require companies to record derivative instruments and certain hedging activities at fair market value. Changes in the fair market values of these items will flow through a bank's Profit & Loss ("P&L"), creating volatility in earnings. Formerly, these transactions had no effect on earnings. The same may apply to debt instruments.

--------------------------------------------------------------------------------
                           FLOW OF FUNDS ($ Billions)

SOURCES                1997         1998       1999       2000
-------              -------       ------     ------    ------
U.S. Deals           $   919       $1,620     $1,745    $1,833
Stock Buybacks           181          207        176       227
Mutual Funds             232          159        222       297
Dividends                335          352        371       400
                     -------       ------     ------    ------
TOTAL SOURCES:       $ 1,667       $2,338     $2,514    $2,757
                     =======       ======     ======    ======

SOURCE: THOMSON FINANCIAL SECURITIES DATA, BIRINYI ASSOCIATES
--------------------------------------------------------------------------------


OUR INVESTMENT METHODOLOGY

    Once again, we would like to share with you our investment methodology. Our goal is to earn a double-digit return non-correlated with the stock market. We invest in announced merger arbitrage transactions. Since we focus on announced deals, we offer a conservative style of investing that is an alternative to the market. When we take a position in a stock, we are at the risk of deal consummation and not at the risk of the market. Deal risk is measurable. There are a finite number of variables that affect a deal and they are quantifiable: time, financing, antitrust and shareholder approval, among others. Importantly, a transaction generally gets completed irrespective of market movements.

LET'S TALK STOCKS

    The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

BANGOR HYDRO-ELECTRIC CO. (BGR - $26.23 - NYSE) agreed to be bought by Canadian utility NS Power Holdings Inc. ("NSH") for $206 million in cash. NSH will pay $26.50 per share, a 77% premium to BGR's closing price on the day before the deal was announced. The merger is expected to close in 9 to 12 months, subject to several regulatory approvals. Those approvals are needed from the Maine Public Utilities Commission, the Federal Energy Regulatory Commission, and the Securities and Exchange Commission. NSH said that the purchase is part of its strategy to grow its businesses outside of Canada. BGR will operate as a standalone division within the company and will be the base for NSH to launch other initiatives in the U.S. In March 2001, NSH changed its name to Emera Inc. (EMA.CA - $26.79 - Toronto Stock Exchange).

BROWN AND SHARPE MANUFACTURING CO. (BNS - $5.20 - NYSE) announced that the company would liquidate its assets. It will sell its manufacturing business to Hexagon AB of Sweden for approximately $170 million. It will also attempt to sell its real estate holdings in Rhode Island and England. This will leave the company with only its metrology software business which it will continue to develop and is expected to begin generating revenues later this year. The first distribution will be made on May 25, 2001 and is $3.05 in cash, before adjusting for a one for five reverse stock split set for May 10, 2001.

CITADEL COMMUNICATIONS CORP. (CITC - $24.875 - NASDAQ), an owner of radio stations in mid-sized U.S. markets, agreed to be acquired by the LBO firm
Forstmann Little & Co. for $1.96 billion in cash and assumed debt. CITC shareholders will receive $26 per share in cash, a 49% premium to the price at which the stock closed on the day before the deal was announced. The deal will take place as a cash merger and is expected to close in June 2001. The offer is conditioned upon approval from the Federal Communications Commision. Although Forstmann is a financial buyer, there is no financing condition for completion. J.P. Morgan will provide $500 million in bank financing. CITC will own or operate 143 FM stations and 66 AM stations in 44 markets after completion of the deal.

LITTON INDUSTRIES INC. (LIT - $80.33 - NYSE) agreed to be acquired by Northrop Grumman Corp. (NOC - $87.00 - NYSE) through an $80 per share cash tender offer. NOC will pay $5.1 billion in cash and assumed debt for the U.S. Navy's third-largest shipbuilder. Defense companies have been consolidating in the past five years to remain competitive in the face of shrinking defense budgets. President Bush has called for an increase in U.S. defense spending of about $45 billion over the next 10 years. LIT hired Merrill Lynch in November as an adviser on the sale of the company's military electronics businesses. NOC decided it would prefer the entire company. The tender offer was blessed by U.S. and European regulators and closed on April 2, 2001.

MORRISON MANAGEMENT SPECIALISTS INC. (MHI - $39.89 - NYSE) is the nation's second largest outsourcing provider in the healthcare and senior living industries, as well as the nation's only company focused exclusively on providing food, nutrition and dining services to the healthcare and senior living markets. The company agreed to be acquired by Compass Group plc (CPG.L - $7.17 - London Stock Exchange), an international foodservice group, on February 6, 2001. The Compass Group offered to buy MHI shares at $40 per share, which gives the total transaction a value of approximately $563 million. The deal received Hart-Scott-Rodino approval on February 28, 2001, and closed on April 5. The deal was approved unanimously by both boards.

SUNGLASS HUT INTERNATIONAL INC. (RAYS - $11.4375 - NASDAQ) is a leading sunglass and watch retailer, which was acquired by Luxottica Group (LUX - $15.17 - NYSE), an international designer manufacturer, and distributor of traditional and designer eyeglass frames and sunglasses, on April 2, 2001. The tender, which was announced February 22, 2001, paid RAYS shareholders $11.50 a share in cash, giving RAYS a total enterprise value of $653 million, including debt. Upon finalizing the deal, LUX acquired nearly 2,000 retail stores, under the subsidiaries of Sunglass Hut, Watch Station, and EyeX, throughout the United States, Canada, Australia, New Zealand, Singapore, Hong Kong, Europe and the Caribbean.

WESTFIELD  AMERICA INC. (WEA - $16.23 - NYSE) is a real estate  investment trust
(REIT) specializing in enclosed shopping centers. The company agreed to be acquired by Westfield Holdings Limited (WSF.AX - $6.14 - Australian Stock Exchange), an Australian property trust that invests in real estate properties in the U.S. The deal, which pays WEA shareholders $16.25 in cash per share, values WEA at $270 million. The deal, which was originally scheduled to close April 3, 2001, closed on April 6. On March 28, the WEA board agreed to a $0.02456 per share cash dividend, which was paid April 6.

WILLAMETTE INDUSTRIES INC. (WLL - $46.00 - NYSE), an integrated forest products company which operates throughout the U.S., Europe, and Mexico, was the subject of a hostile bid by Weyerhaeuser Company (WY - $50.79 - NYSE) in November 2000. WLL rejected the $5.4 billion bid, which valued WLL at $48 per share, arguing that they are not for sale and that this bid is not adequate. WY has been forced to extend the cash tender numerous times throughout the year, and raised it's bid to $50 per share on May 7, 2001. This values WLL at $5.6 billion, which WLL is still contesting. WLL has an annual meeting on June 7, where WY has urged investors to vote to replace three current board members with three members chosen by them. The vote should be close and should indicate whether the takeover will go through.

MINIMUM INITIAL INVESTMENT - $25,000

    The Gabelli ABC Fund raised its minimum initial investment from $1,000 to $25,000 effective May 1, 2001 in order to promote a higher average account size and lower expenses. Initial minimums for IRAs and automatic investment plans remain the same. There are no subsequent investment minimums. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM

    Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

    In our efforts to bring our shareholders more timely portfolio information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

                      WHO                   WHEN
                      ---                   ----
Special Chats:        Mario J. Gabelli      First Monday of each month
                      Howard Ward           First Tuesday of each month

    In addition, every Wednesday will feature a different portfolio manager. The Upcoming Wednesday chat schedule is as follows:

                      MAY                JUNE               JULY
                      ---                ----               ----
1st Wednesday         Ivan Arteaga       Caesar Bryan       July 4th - Holiday
2nd Wednesday         Walter Walsh       Kellie Stark       Charles Minter
3rd Wednesday         Jeff Fahrenbruch   Ivan Arteaga       Walter Walsh
4th Wednesday         Tim O'Brien        Barbara Marcin     Barbara Marcin

    All chat sessions start at 4:15 ET. Please arrive early, as participation is limited.

    You may sign up for our HIGHLIGHTS email newsletter at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

    After a decade long bull market, which provided very generous average annual returns, investors seemed to forget that equity investing does involve risk. They have been reminded of this truth over the last two quarters. The Nasdaq Composite Index, the leading technology stock proxy, has given back all its gains over the last two years and then some. Those go-go technology investors doing the most talking at cocktail parties are now quiet. The Fund's shareholders have been satisfactorily rewarded for their prudence over the years and their capital is still intact. It's time to raise a toast to our low risk investment strategy and to shareholders who have learned to appreciate it.

    The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABCX. Please call us during the business day for further information.


                                        Sincerely,

                                        /s/ Mario J. Gabelli
                                        ------------------------
                                        MARIO J. GABELLI, CFA
                                        Portfolio Manager and
                                        Chief Investment Officer


May 8, 2001

--------------------------------------------------------------------------------
                                TOP TEN HOLDINGS
                                 MARCH 31, 2001
                                ----------------
Litton Industries Inc.                 Sunglass Hut International Inc.
Ralston Purina Group                   Citadel Communications Corp.
Westfield America Inc.                 Bangor Hydro-Electric Co.
Willamette Industries Inc.             Brown & Sharpe Manufacturing Co.
Morrison Management Specialists Inc.   Vanguard High-Yield Corporate Bond Fund
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager, only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI ABC FUND
PORTFOLIO OF INVESTMENTS -- MARCH 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                                               MARKET
     SHARES                                                    VALUE
    --------                                                   ------
               COMMON STOCKS -- 36.9%

               AGRICULTURE -- 0.3%
      4,000    Agribrands International Inc.+...........   $    215,920
                                                           ------------
               AUTOMOTIVE: PARTS AND ACCESSORIES -- 0.1%
     15,000    Federal-Mogul Corp. .....................         43,950
                                                           ------------
               AVIATION: PARTS AND SERVICES -- 1.2%
     24,000    Aviall Inc.+.............................        159,600
     20,000    Fairchild Corp., Cl. A+..................         98,400
    152,000    Hi-Shear Industries Inc. ................        418,000
     22,000    Kaman Corp., Cl. A.......................        360,250
                                                           ------------
                                                              1,036,250
                                                           ------------
               BROADCASTING -- 3.1%
      7,500    BHC Communications Inc., Cl. A+..........        907,500
     50,000    Citadel Communications Corp.+............      1,243,750
      4,000    Liberty Corp. ...........................        135,960
        800    Salem Communications Corp., Cl. A+.......         13,000
      3,000    United Television Inc. ..................        341,250
                                                           ------------
                                                              2,641,460
                                                           ------------
               BUSINESS SERVICES -- 0.6%
     35,000    Cendant Corp.+...........................        510,650
      2,580    ProcureNet Inc.+(a)......................            387
                                                           ------------
                                                                511,037
                                                           ------------
               COMPUTER SOFTWARE AND SERVICES -- 0.0%
      1,000    Global Sources Ltd.+.....................          8,000
                                                           ------------
               CONSUMER PRODUCTS -- 6.0%
    160,000    Ralston Purina Group.....................      4,984,000
     28,942    Syratech Corp.+..........................        198,976
                                                           ------------
                                                              5,182,976
                                                           ------------
               DIVERSIFIED INDUSTRIAL -- 0.3%
      6,000    Ampco-Pittsburgh Corp. ..................         70,500
     19,620    Harbor Global Co. Ltd.+..................        131,209
     10,000    Katy Industries Inc. ....................         70,000
                                                           ------------
                                                                271,709
                                                           ------------
               ENERGY AND UTILITIES: ELECTRIC -- 2.3%
     40,000    Bangor Hydro-Electric Co. ...............      1,049,200
     10,000    GPU Inc. ................................        324,900
     33,000    Northeast Utilities......................        573,540
                                                           ------------
                                                              1,947,640
                                                           ------------
               ENERGY AND UTILITIES: INTEGRATED -- 0.0%
     25,000    Progress Energy Inc. ....................         11,125
                                                           ------------
               ENERGY AND UTILITIES: NATURAL GAS -- 1.8%
     15,000    AGL Resources Inc. ......................        328,650
     25,000    El Paso Electric Co.+....................        365,000
      1,000    Piedmont Natural Gas Co. Inc. ...........         35,500
     38,000    Southwest Gas Corp. .....................        792,300
                                                           ------------
                                                              1,521,450
                                                           ------------


                                                               MARKET
     SHARES                                                    VALUE
    --------                                                   ------
               ENERGY AND UTILITIES: WATER -- 0.7%
     20,000    NiSource Inc.+...........................   $     55,200
      7,000    SJW Corp. ...............................        558,250
                                                           ------------
                                                                613,450
                                                           ------------
               ENTERTAINMENT -- 0.7%
     11,000    Fisher Companies Inc. ...................        569,250
                                                           ------------
               EQUIPMENT AND SUPPLIES -- 7.5%
    200,000    Brown & Sharpe Manufacturing Co., Cl. A..      1,040,000
      9,674    Juno Lighting Inc. ......................         65,904
     65,000    Litton Industries Inc.+..................      5,221,450
      8,000    UCAR International Inc.+.................         92,800
                                                           ------------
                                                              6,420,154
                                                           ------------
               FINANCIAL SERVICES -- 0.8%
     35,000    Argonaut Group Inc. .....................        555,625
      5,000    Leucadia National Corp. .................        160,850
                                                           ------------
                                                                716,475
                                                           ------------
               FOOD AND BEVERAGE -- 1.9%
     20,000    Advantica Restaurant Group Inc.+.........         18,125
     40,000    Morrison Management Specialists Inc. ....      1,595,600
                                                           ------------
                                                              1,613,725
                                                           ------------
               HOME FURNISHINGS -- 0.1%
    320,000    Carlyle Industries Inc.+.................         70,400
      8,000    O'Sullivan Industries Holdings Inc.+.....          2,240
                                                           ------------
                                                                 72,640
                                                           ------------
               HOTELS AND GAMING -- 0.0%
      2,500    Boca Resorts Inc., Cl. A+................         29,000
                                                           ------------
               METALS AND MINING -- 0.0%
     10,000    Royal Oak Mines Inc.+....................             40
                                                           ------------
               PAPER AND FOREST PRODUCTS -- 3.3%
     62,000    Willamette Industries Inc. ..............      2,852,000
                                                           ------------
               REAL ESTATE -- 4.2%
      2,000    CB Richard Ellis Services Inc.+..........         30,040
     20,000    Griffin Land & Nurseries Inc.+...........        370,000
      3,169    HomeFed Corp.+...........................          2,733
    198,200    Westfield America Inc. ..................      3,216,786
                                                           ------------
                                                              3,619,559
                                                           ------------
               RETAIL -- 1.7%
      8,000    Lillian Vernon Corp. ....................         58,400
    120,000    Sunglass Hut International Inc.+.........      1,372,500
                                                           ------------
                                                              1,430,900
                                                           ------------
               TELECOMMUNICATIONS -- 0.3%
     65,000    GST Telecommunications Inc.+.............            845
      9,500    Shenandoah Telecommunications Co. .......        290,938
      3,000    Telegroup Inc.+..........................             54
     10,000    USN Communications Inc.+.................             70
                                                           ------------
                                                                291,907
                                                           ------------

THE GABELLI ABC FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- MARCH 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                                               MARKET
     SHARES                                                    VALUE
    --------                                                   ------
               COMMON STOCKS (CONTINUED)

               WIRELESS COMMUNICATIONS -- 0.0%
        500    American Tower Corp., Cl. A+.............   $      9,250
                                                           ------------
               TOTAL COMMON STOCKS                           31,629,867
                                                           ------------
               PREFERRED STOCKS -- 0.3%
               DIVERSIFIED INDUSTRIAL -- 0.1%
     12,500    WHX Corp., 6.50% Cv. Pfd., Ser. A........         60,000
      9,000    WHX Corp., $3.75 Cv. Pfd., Ser. B........         47,700
                                                           ------------
                                                                107,700
                                                           ------------
               TELECOMMUNICATIONS -- 0.2%
      3,000    Citizens Communications Co.,
                   5.00% Cv. Pfd. ......................        164,055
                                                           ------------
               TOTAL PREFERRED STOCKS...................        271,755
                                                           ------------
 PRINCIPAL
  AMOUNT
 ---------

               CORPORATE BONDS -- 1.8%

               ENVIRONMENTAL SERVICES -- 0.4%
$   300,000    Waste Management Inc., Sub. Deb. Cv.
                   4.00%, 02/01/02......................        291,000
                                                           ------------
               HOME FURNISHINGS -- 0.0%
  1,500,000    Pillowtex Corp., Sub. Deb. Cv.
                   6.00%, 03/15/12+.....................            469
                                                           ------------
               HOTELS AND GAMING -- 0.2%
    205,000    Hilton Hotels Corp., Sub. Deb. Cv.
                   5.00%, 05/15/06......................        177,069
                                                           ------------
               MUTUAL FUNDS -- 1.2%
    148,346(b) Vanguard High-Yield Corporate Bond Fund..      1,013,201
                                                           ------------
               RETAIL -- 0.0%
    200,000    RDM Sports Group Inc.,
                   Cv. 8.00%, 08/15/03+.................         19,000
                                                           ------------
               TRANSPORTATION -- 0.0%
    850,000    Builders Transport Inc., Cv.
                   6.50%, 05/01/11+.....................              0
                                                           ------------
               TOTAL CORPORATE BONDS....................      1,500,739
                                                           ------------




                                                               MARKET
     SHARES                                                    VALUE
    --------                                                   ------
               RIGHTS -- 0.0%

               FINANCIAL SERVICES -- 0.0%
        562    Markel Corp. Rights+.....................   $        176
                                                           ------------

 PRINCIPAL
  AMOUNT
 ---------
               U.S. GOVERNMENT OBLIGATIONS -- 51.8%

$44,439,000    U.S. Treasury Bills,
                   4.74% to 5.24%++,
                   due 04/12/01 to 05/17/01.............     44,311,573
                                                           ------------
               TOTAL INVESTMENTS -- 90.8%
                   (Cost $81,313,325)...................     77,714,110
               OTHER ASSETS AND
                   LIABILITIES (NET)-- 9.2%.............      7,917,445
                                                           ------------
               NET ASSETS-- 100%........................   $ 85,631,555
                                                           ============
 ---------
(a) Security fair valued under procedures established by the
    Board of Directors.
(b) Shares held.
+   Non-income producing security.
++  Represents annualized yield at date of purchase.

GABELLI FUNDS AND YOUR PERSONAL PRIVACY
--------------------------------------------------------------------------------

WHO ARE WE?

The Gabelli Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds LLC, Gabelli Advisers, Inc. and Gabelli Fixed Income, LLC, which are affiliated with Gabelli Asset Management Inc. Gabelli Asset Management is a publicly-held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A GABELLI CUSTOMER?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

[BULLET] INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.

[BULLET] INFORMATION ABOUT YOUR TRANSACTIONS WITH US, ANY TRANSACTIONS WITH  OUR
         AFFILIATES AND TRANSACTIONS  WITH  THE  ENTITIES  WE  HIRE  TO  PROVIDE
         SERVICES TO YOU. This would include information about the shares that you buy or redeem, and the deposits and withdrawals that you make. If we hire someone else to provide services--like a transfer agent--we will also have information about the transactions that you conduct through them.

WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?

We do not disclose any non-public personal information about our customers or former customers to anyone, other than our affiliates, our service providers who need to know such information and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its web site, www.sec.gov.

WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?

We restrict access to non- public personal information about you to the people who need to know that information in order to perform their jobs or provide services to you and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

                            GABELLI FAMILY OF FUNDS

GABELLI ASSET FUND __________________________

Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund's primary
objective is growth of capital.   (CLASS AAA-NO-LOAD)
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GABELLI GROWTH FUND _________________________
Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund's primary objective is capital appreciation. (CLASS AAA-NO-LOAD)
                                          PORTFOLIO MANAGER: HOWARD F. WARD, CFA

GABELLI WESTWOOD EQUITY FUND _______________
Seeks to invest primarily in the common stock of seasoned companies believed to have proven records and above average historical earnings growth. The Fund's primary objective is capital appreciation. (MULTICLASS)
                                               PORTFOLIO MANAGER: SUSAN M. BYRNE

GABELLI BLUE CHIP VALUE FUND  ________________
Seeks long-term growth of capital through investment primarily in the common stocks of well-established, high quality companies that have market capitalizations of greater than $5 billion. (CLASS AAA-NO-LOAD)
                                         PORTFOLIO MANAGER:  BARBARA MARCIN, CFA

GABELLI SMALL CAP GROWTH FUND  ______________
Seeks to invest primarily in common stock of smaller companies (market capitalizations less than $500 million) believed to have rapid revenue and earnings growth potential. The Fund's primary objective is capital appreciation. (CLASS AAA-NO-LOAD)
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GABELLI WESTWOOD SMALLCAP EQUITY FUND _____
Seeks to invest primarily in smaller capitalization equity securities - market caps of $1 billion or less. The Fund's primary objective is long-term capital
appreciation.    (MULTICLASS)
                                           PORTFOLIO MANAGER:  LYNDA CALKIN, CFA

GABELLI WESTWOOD INTERMEDIATE BOND FUND ___
Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund's primary objective is total return. (MULTICLASS)
                                           PORTFOLIO MANAGER:  MARK FREEMAN, CFA

GABELLI EQUITY INCOME FUND __________________
Seeks to invest primarily in equity securities with above market average yields. The Fund pays quarterly dividends and seeks a high level of total return with an emphasis on income. (CLASS AAA-NO-LOAD)

                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI WESTWOOD BALANCED FUND ____________
Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund's primary objective is both capital appreciation and current income. (MULTICLASS)
                                             PORTFOLIO  MANAGERS: SUSAN M. BYRNE
                                                             & MARK FREEMAN, CFA

GABELLI WESTWOOD REALTY FUND ______________
Seeks to invest in securities that are primarily engaged in or related to the real estate industry. The Fund's primary objective is long-term capital
appreciation.   (CLASS AAA-NO-LOAD)
                                               PORTFOLIO MANAGER: SUSAN M. BYRNE

GABELLI WESTWOOD MIGHTY MITES(SM) FUND _______
Seeks to invest in micro-cap companies that have market capitalizations of $300 million or less. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                           TEAM MANAGED:  MARIO J. GABELLI, CFA,
                          MARC J. GABELLI,  LAURA K. LINEHAN AND WALTER K. WALSH

GABELLI VALUE FUND __________________________
Seeks to invest in securities of companies believed to be undervalued. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GABELLI UTILITIES FUND  _______________________
Seeks to provide a high level of total return through a combination of capital appreciation and current income. (CLASS AAA-NO-LOAD)
                                        PORTFOLIO MANAGER:  TIMOTHY O'BRIEN, CFA

GABELLI ABC FUND  __________________________
Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund's primary objective is total return in various market conditions without excessive risk of capital loss. (NO-LOAD)
                                      PORTFOLIO  MANAGER:  MARIO J. GABELLI, CFA

GABELLI MATHERS FUND  ______________________
Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss. (CLASS AAA-NO-LOAD)
                                      PORTFOLIO  MANAGER:  HENRY VAN DER EB, CFA

GABELLI U.S. TREASURY MONEY MARKET FUND _____
Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund's primary objective is to provide high current income consistent with the
preservation of principal and liquidity.   (NO-LOAD)
                                            PORTFOLIO MANAGER:  JUDITH A. RANERI

GABELLI CASH MANAGEMENT CLASS OF
THE TREASURER'S FUND ________________________
Three money market portfolios designed to generate superior returns without compromising portfolio safety. U.S. Treasury Money Market seeks to invest in U.S. Treasury bills, notes and bonds. Tax Exempt Money Market seeks to invest in municipal securities. Domestic Prime Money Market seeks to invest in prime
quality, domestic money market instruments.    (NO-LOAD)
                                            PORTFOLIO MANAGER:  JUDITH A. RANERI

AN INVESTMENT IN THE ABOVE MONEY MARKET FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENT AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.

GLOBAL SERIES
   GABELLI GLOBAL TELECOMMUNICATIONS FUND
   Seeks to invest in telecommunications companies throughout the world - targeting undervalued companies with strong earnings and cash flow dynamics. The Fund's primary objective is capital appreciation. (MULTICLASS)
                                                                    TEAM MANAGED

   GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
   Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund's primary objective is total return through a combination of current income and
   capital appreciation.    (MULTICLASS)
                                                                    TEAM MANAGED

   GABELLI GLOBAL GROWTH FUND
   Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world's marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund's primary objective is capital appreciation. (MULTICLASS)
                                                                    TEAM MANAGED

   GABELLI GLOBAL OPPORTUNITY FUND
   Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund's primary objective is capital appreciation. (MULTICLASS)
                                                                    TEAM MANAGED

GABELLI GOLD FUND ___________________________
Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund's objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of world-wide economic, financial and political factors. (CLASS AAA-NO-LOAD)
                                                PORTFOLIO MANAGER:  CAESAR BRYAN

GABELLI INTERNATIONAL GROWTH FUND ____________
Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global diversification. (MULTICLASS)
                                                PORTFOLIO MANAGER:  CAESAR BRYAN

THE SIX FUNDS ABOVE INVEST IN FOREIGN SECURITIES WHICH INVOLVES RISKS NOT ORDINARILY ASSOCIATED WITH INVESTMENTS IN DOMESTIC ISSUES, INCLUDING CURRENCY FLUCTUATION, ECONOMIC AND POLITICAL RISKS. THE FUNDS LISTED ABOVE ARE DISTRIBUTED BY GABELLI & COMPANY, INC.

COMSTOCK CAPITAL VALUE FUND  _______________
Seeks capital appreciation and current income. The Fund may use either long or short positions to achieve its objective. (MULTICLASS)
                                          PORTFOLIO MANAGER:  MARTIN WEINER, CFA

COMSTOCK STRATEGY FUND  ____________________
The Fund emphasizes investments in debt securities, which maximize total return in light of credit risk, interest rate risk, and the risk associated with the length of maturity of the debt instrument. (MULTICLASS)
                                          PORTFOLIO MANAGER:  MARTIN WEINER, CFA

--------------------------------------------------------------------------------
 TO RECEIVE A PROSPECTUS, CALL 1-800-GABELLI (422-3554). THE PROSPECTUS GIVES A
  MORE COMPLETE DESCRIPTION OF THE FUND, INCLUDING FEES AND EXPENSES. READ THE
             PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.


                             VISIT OUR WEBSITE AT:
                    WWW.GABELLI.COM OR, CALL: 1-800-GABELLI
        1-800-422-3554 [BULLET] 914-921-5100 [BULLET] FAX: 914-921-5118
                           [BULLET] INFO@GABELLI.COM
                    ONE CORPORATE CENTER, RYE, NEW YORK 10580

                              THE GABELLI ABC FUND
                              One Corporate Center
                            Rye, New York 10580-1434
                                 1-800-GABELLI
                                [1-800-422-3554]
                              FAX: 1-914-921-5118
                            E-MAIL: INFO@GABELLI.COM
                             HTTP://WWW.GABELLI.COM
               (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)


                               BOARD OF DIRECTORS

Mario J. Gabelli, CFA                        Mary E. Hauck
CHAIRMAN AND CHIEF                           (RETIRED) SENIOR PORTFOLIO MANAGER
INVESTMENT OFFICER                           GABELLI-O'CONNOR FIXED INCOME
GABELLI ASSET MANAGEMENT INC.                MUTUAL FUND MANAGEMENT CO.

Anthony J. Colavita                          Karl Otto Pohl
ATTORNEY-AT-LAW                              FORMER PRESIDENT
ANTHONY J. COLAVITA, P.C.                    DEUTSCHE BUNDESBANK

Vincent D. Enright                           Werner J. Roeder, MD
FORMER SENIOR VICE PRESIDENT                 MEDICAL DIRECTOR
AND CHIEF FINANCIAL OFFICER                  LAWRENCE HOSPITAL
KEYSPAN ENERGY CORP.

                                    OFFICERS

Mario J. Gabelli, CFA                         Bruce N. Alpert
PRESIDENT AND CHIEF                           VICE PRESIDENT
INVESTMENT OFFICER                            AND TREASURER

James E. McKee
SECRETARY

                                  DISTRIBUTOR
                            Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                      State Street Bank and Trust Company

                                 LEGAL COUNSEL
                    Skadden, Arps, Slate, Meagher & Flom LLP


--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli ABC Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------
GAB408Q101SR



                       {MARIO GABELLI PHOTO APPEARS HERE]

THE
GABELLI

[GRAPHIC APPEARS HERE]

FUND


                                                    FIRST QUARTER REPORT
                                                          MARCH 31, 2001